                                                                    Exhibit 10.5


                          MICROSTRATEGY INCORPORATED

                                1996 Stock Plan



     1.  Purpose of the Plan.  The purpose of the MicroStrategy Incorporated
         -------------------
(the "Company") 1996 Stock Plan is to enable the Company to provide an incentive to eligible employees, consultants and officers whose present and potential contributions are important to the continued success of the Company, to afford these individuals the opportunity to acquire a proprietary interest in the Company, and to enable the Company to enlist and retain in its employment the best available talent for the successful conduct of its business.

     2.  Definitions.  As used herein, the following definitions shall apply:
         -----------

         (a) "Administrator" means the Board or such of its Committees as shall
              -------------
be administering the Plan, in accordance with Section 5 of the Plan.

         (b) "Applicable Laws" means the legal requirements relating to the
              ---------------
administration of stock option plans under applicable securities and corporate laws and the Code.

         (c) "Board" means the Board of Directors of the Company.
              -----

         (d) "Code" means the Internal Revenue Code of 1986, as amended.
              ----

         (e) "Committee" means a Committee, if any, appointed by the Board in
              ---------
accordance with Section 5 of the Plan.

          (f) "Common Stock" means the Common Stock of the Company.
               ------------

          (g) "Company" means MicroStrategy Incorporated, a Delaware
               -------
corporation.

          (h) "Consultant" means (i) any person, including an advisor, engaged
               ----------
by the Company or a Parent or Subsidiary to render services and who is compensated for such services, (ii) any Director who is not an employee of the Company, but who is paid only a director's fee by the Company or (iii) any Director who is not compensated by the Company for his/her services as a Director.

          (i) "Continuous Status as an Employee or Consultant" means that the
               ----------------------------------------------
employment or consulting relationship is not interrupted or terminated by the Company, any Parent or Subsidiary, or where applicable, any entity affiliated with the Company. Continuous Status as an Employee or Consultant shall not be considered interrupted in the case of: (i) any leave of absence approved by the Board, including sick leave, military leave, or any other personal leave; provided, however, that for purposes of Incentive Stock Options, any such leave
--------
may not exceed ninety (90) days, unless reemployment upon the expiration of such leave is guaranteed by contract (including certain Company policies), statute or applicable regulation; or (ii) transfers between locations of the Company or between the Company, its Parent, its Subsidiaries, or where applicable, affiliated or successor entities. In the event any such authorized or permitted leave exceeds ninety (90) days, the Option shall be deemed, to the extent otherwise Vested, a Nonstatutory Stock Option.

          (j) "Director" means a member of the Board.
               --------

          (k) "Disability" means total and permanent disability as defined in
               ----------
Section 22(e)(3) of the Code.

          (l) "Employee" means any person, including Officers and Directors,
               --------
employed by the Company or any Parent, Subsidiary or where applicable, entities affiliated with the Company. Neither service as a Director nor mere payment of a director's fee by the Company shall be sufficient to constitute "employment" by the Company.

          (m) "Exchange Act" means the Securities Exchange Act of 1934, as
               ------------
amended.

          (n) "Exercisable" means  the  portion of an Option that is Vested and
               -----------
that may be exercised and shares of Common Stock may be purchased pursuant thereto, in accordance with Sections I and II of the Option Agreement; per the Option Agreement Vested Options may not be Exercisable.

          (o) "Fair Market Value" means, as of any date, the value of Common
               -----------------
Stock determined as follows:

              (i) If the Common Stock is listed on any established stock exchange or a national market system, including without limitation the National Market System of the National Association of Securities Dealers, Inc. Automated Quotation ("NASDAQ") System, the Fair Market Value of a Share of Common Stock shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such system or exchange (or the exchange with the greatest volume of trading in Common Stock) on the last market trading day prior to the day of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

              (ii) If the Common Stock is quoted on the NASDAQ System (but not on the National Market System thereof) or is regularly quoted by a recognized securities dealer but selling prices are not reported, the Fair Market Value of a Share of Common Stock shall be the mean between the high bid and low asked prices for the Common Stock on the last market trading day prior to the day of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

              (iii) In the absence of an established market for the Common Stock, the Fair Market Value shall be determined in good faith by the Administrator.

          (p) "Incentive Stock Option" means an Option intended to qualify as an
               ----------------------
incentive

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stock option within the meaning of Section 422 of the Code and the regulations promulgated thereunder.

          (q) "Nonstatutory Stock Option" means any Option that is not an
               -------------------------
Incentive Stock Option.

          (r) "Notice of Grant" means a written notice evidencing certain terms
               ---------------
and conditions of an individual Option grant. The Notice of Grant is part of the Option Agreement.

          (s) "Officer" means a person who is an officer of the Company within
               -------
the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

          (t) "Option" means a stock option granted pursuant to the Plan.
               ------

          (u) "Option Agreement" means a written agreement between the Company
               ----------------
and an Optionee evidencing the terms and conditions of an individual Option grant. The Option Agreement is subject to the terms and conditions of the Plan.

          (v) "Optioned Stock" means the Common Stock subject to an Option.
               --------------

          (w) "Optionee" means an Employee or Consultant who holds an
               --------
outstanding Option.

          (x) "Parent" means a "parent corporation," whether now or hereafter
               ------
existing, as defined in Section 424(e) of the Code.

          (z) "Plan" means this 1996 Stock Plan.
               ----

          (aa) "Rule 16b-3" means Rule 16b-3 of the Exchange Act or any
                ----------
successor rule thereto, as in effect when discretion (as defined therein) is being exercised with respect to the Plan.

          (bb) "Share" means a share of the Common Stock, as adjusted in
                -----
accordance with Section 11 of the Plan.

          (cc) "Subsidiary" means a "subsidiary corporation," whether now or
                ----------
hereafter existing, as defined in Section 424(f) of the Code.

          (dd) "Vested" shall mean that portion of an Option that an Optionee
                ------
shall be entitled to retain in the event such Optionee's Continuous Status as an Employee shall have been terminated; Vested Options may not be exercised (and no Shares may be purchased thereby pursuant to sections I and II of the Option Agreement) until such Options become Exercisable.

     3.  Eligibility.  Nonstatutory Stock Options may be granted to either
         -----------
Employees or Consultants. Incentive Stock Options may be granted only to Employees. If otherwise eligible, an Employee or Consultant who has been granted an Option may be granted additional Options.

     4.  Stock Subject to the Plan.  Subject to the provisions of Section 11 of
         -------------------------
the Plan, the total number of Shares reserved and available for distribution under the Plan is 8.0 million (8,000,000) Shares, subject to subsequent adjustment for any stock split, reverse stock split, stock dividend combination or reclassification of the Shares or any other increase or decrease in the number of issued Shares effected without receipt of additional consideration by the Company. Subject to Section 11 of the Plan, if any Shares that have been optioned under an Option cease to be subject to such Option (other than through exercise of the Option), or if any Option granted hereunder is forfeited prior to the issuance of Common Stock to the participant, the shares that were subject to such Option shall again be available for distribution in connection with future Option grants under the Plan; provided, however, that Shares that have
                                     --------
actually been issued under the Plan shall not in any event be returned to the Plan and shall not become available for future distribution under the Plan.

     5.  Administration.
         --------------

         (a)   Composition of Administrator.
               ----------------------------

               (i)    Multiple Administrative Bodies.  If permitted by Rule
                      ------------------------------
16b-3 and Applicable Laws, the Plan may (but need not) be administered by different administrative bodies with respect to (A) Directors who are employees,
(B) Officers who are not Directors and (C) Employees who are neither Directors nor Officers.

               (ii)   Administration with respect to Directors and Officers.
                      -----------------------------------------------------
With respect to grants of Options to eligible participants who are Officers or Directors of the Company, the Plan shall be administered by (A) the Board, if the Board may administer the Plan in compliance with Rule 16b-3 as it applies to a plan intended to qualify thereunder as a discretionary grant, or (B) a Committee designated by the Board to administer the Plan, which Committee shall be constituted (1) in such a manner as to permit the Plan to comply with Rule 16b-3 as it applies to a plan intended to qualify thereunder as a discretionary grant or award plan and (2) in such a manner as to satisfy the Applicable Laws.

               (iii)  Administration with respect to Other Persons.  With
                      --------------------------------------------
respect to grants of Options to eligible participants who are neither Directors nor Officers of the Company, the Plan shall be administered by (A) the Board or
(B) a Committee designated by the Board, which Committee shall be constituted in such a manner as to satisfy the Applicable Laws.

               (iv)   General.  Once a Committee has been appointed pursuant to
                      -------
subsection (ii) or (iii) of this Section 5(a), such Committee shall continue to serve in its designated capacity until otherwise directed by the Board. From time to time the Board may increase the size of any Committee and appoint additional members thereof, remove members (with or without cause) and appoint new members in substitution therefor, fill vacancies (however caused) and remove all members of a Committee and thereafter directly administer the Plan, all to the extent permitted by the Applicable Laws and, in the case of a Committee appointed under subsection (ii), to the extent permitted by Rule 16b-3 as it applies to a plan intended to qualify thereunder as a discretionary grant plan.

         (b)   Powers of the Administrator.  Subject to the provisions of the
               ---------------------------
Plan, and in the case of a Committee, subject to the specific duties delegated by the Board to such Committee, the Administrator shall have the authority, in its discretion:


               (i) to determine the Fair Market Value of the Common Stock, in accordance with Section 2(o) of the Plan;

               (ii) to select the Consultants and Employees to whom Options may be granted hereunder;

               (iii) to determine whether and to what extent Options or any combination thereof, are granted hereunder;

               (iv) to determine the number of shares of Common Stock to be covered by each Option granted hereunder;

               (v) to approve forms of agreement for use under the Plan (which need not be identical);

               (vi) to determine the terms and conditions, not inconsistent with the terms of the Plan, of any award granted hereunder. Such terms and conditions include, but are not limited to, the exercise price, the time or times when Options may Vest or become Exercisable (which may be based on performance criteria), any Vesting acceleration or acceleration of the time or schedule under which an Option becomes Exercisable, or waiver of forfeiture restrictions, and any restriction or limitation regarding any Option or the shares of Common Stock relating thereto, based in each case on such factors as the Administrator, in its sole discretion, shall determine;

               (vii)  to construe and interpret the terms of the Plan;

               (viii) to prescribe, amend and rescind rules and regulations relating to the Plan;

               (ix) to determine whether and under what circumstances an Option may be settled in cash instead of Common Stock or Common Stock instead of cash;

               (x)    to reduce the exercise price of any Option;

               (xi) to modify or amend each Option (subject to Section 11 of the Plan);

               (xii) to authorize any person to execute on behalf of the Company any instrument required to effect the grant of an Option previously granted by the Administrator;

               (xiii) to institute a program whereby outstanding options are surrendered in exchange for options with a lower exercise price;

               (xiv) to determine the terms and restrictions applicable to Options; and

               (xv) to make all other determinations deemed necessary or advisable for administering the Plan.

         (c)   Effect of Administrator's Decision.  The Administrator's
               ----------------------------------
decisions, determinations and interpretations shall be final and binding on all Optionees and any other holders of Options.

     6.  Duration of the Plan.  The Plan shall remain in effect until terminated
         --------------------
by the Board under the terms of the Plan, provided that in no event may Incentive Stock Options be granted under the Plan later than 10 years from the date the Plan was adopted by the Board.

     7.  Options.
         -------

         (a)   Options.  The Administrator, in its discretion, may grant Options
               -------
to eligible participants and shall determine whether such Options shall be Incentive Stock Options or Nonstatutory Stock Options. Each Option shall be evidenced by a Notice of Grant which shall expressly identify the Options as Incentive Stock Options or as Nonstatutory Stock Options, and be in such form and contain such provisions as the Administrator shall from time to time deem appropriate. Without limiting the foregoing, the Administrator may at any time authorize the Company, with the consent of the respective recipients, to issue new Options in exchange for the surrender and cancellation of outstanding Options. Option agreements shall contain the following terms and conditions:

               (i)    Exercise Price; Number of Shares.  The per Share exercise
                      --------------------------------
price for the Shares issuable pursuant to an Option shall be such price as is determined by the Administrator; provided, however, that in the case of an
                                 --------
Incentive Stock Option, the price shall be no less than 100% of the Fair Market Value of the Common Stock on the date the Option is granted, subject to any additional conditions set out in Section 7(a)(iv) below.

               The Notice of Grant shall specify the number of Shares to which it pertains.

               (ii)   Waiting Period and Exercise Dates.  At the time an Option
                      ---------------------------------
is granted, the Administrator will determine the terms and conditions to be satisfied before Shares shall be deemed Vested, as well as the dates on which the Option shall be Exercisable. The Administrator may specify that an Option may not Vest or be Exercisable until the completion of the service period specified at the time of grant or the occurrence of any other triggering event that the Administrator, in its sole discretion, may impose at the time of grant. (Any such period is referred to herein as the "waiting period.") At the time an Option is granted, the Administrator shall fix the period within which the Option shall be deemed Vested and/or Exercisable, which shall not be earlier than the end of the waiting period, if any, nor, in the case of an Incentive Stock Option, later than ten (10) years, from the date of grant.

               (iii)  Form of Payment.  The consideration to be paid for the
                      ---------------
Shares to be issued upon exercise of an Option, including the method of payment, shall be determined by the Administrator (and, in the case of an Incentive Stock Option, shall be determined at the time of grant) and may consist entirely of:

                      (1)  cash;

                      (2)  check;

                      (3) other Shares which (1) in the case of Shares acquired upon exercise of an option, have been owned by the Optionee for more than six months on the date of surrender, and (2) have a Fair Market Value on the date of surrender not greater than the aggregate exercise price of the Shares as to which said Option shall be exercised;

                      (4) delivery of a properly executed exercise notice together with such other documentation as the Administrator and the broker, if applicable, shall require to effect an exercise of the Option and delivery to the Company of the sale or loan proceeds required to pay the exercise price;

                      (5)  any combination of the foregoing methods of payment;
or

                      (6) such other consideration and method of payment for the issuance of Shares to the extent permitted by Applicable Laws.

               (iv)   Special Incentive Stock Option Provisions.  In addition to
                      -----------------------------------------
the foregoing, Options granted under the Plan which are intended to be Incentive Stock Options under Section 422 of the Code shall be subject to the following terms and conditions:

                      (1)  Dollar Limitation.  To the extent that the aggregate
                           -----------------
Fair Market Value of (a) the Shares with respect to which Options designated as Incentive Stock Options plus (b) the shares of stock of the Company, Parent and any Subsidiary with respect to which other incentive stock options are Exercisable for the first time by an Optionee during any calendar year under all plans of the Company and any Parent and Subsidiary exceeds $100,000, such Options shall be treated as Nonstatutory Stock Options. For purposes of the preceding sentence, (a) Options shall be taken into account in the order in which they were granted, and (b) the Fair Market Value of the Shares shall be determined as of the time the Option or other incentive stock option is granted.

                      (2)  10% Stockholder.  If any Optionee to whom an
                           ---------------
Incentive Stock Option is to be granted pursuant to the provisions of the Plan is, on the date of grant, the owner of Common Stock (as determined under Section 424(d) of the Code) possessing more than 10% of the total combined voting power of all classes of stock of the Company or any Parent or Subsidiary of the Company, then the following special provisions shall be applicable to the Option granted to such individual:

                         (a)   The per Share Option price of Shares subject to
such Incentive Stock Option shall not be less than 110% of the Fair Market Value of Common Stock on the date of grant; and

                         (b)   The Option shall not have a term in excess of
five (5) years from the date of grant.

Except as modified by the preceding provisions of this subsection 7(a)(iv) and except as otherwise limited by Section 422 of the Code, all of the provisions of the Plan shall be applicable to the Incentive Stock Options granted hereunder.

               (v)    Other Provisions.  Each Option granted under the Plan may
                      ----------------
contain such other terms, provisions, and conditions not inconsistent with the Plan as may be determined by the Administrator.

               (vi)   Buyout Provisions.  The Administrator may at any time
                      -----------------
offer to purchase for a payment in cash, promissory note or Shares, an Option previously granted, based on such terms and conditions as the Administrator shall establish and communicate to the Optionee at the time that such offer is made.

         (b)   Method of Exercise.
               ------------------

               (i)    Procedure for Exercise; Rights as a Stockholder.  Any
                      -----------------------------------------------
Option granted hereunder shall be Exercisable only if it is Vested and only at
                                                                   ---
such times and under such conditions as determined by the Administrator and as shall be permissible under the terms of the Plan.

         An Option may not be exercised for a fraction of a Share.

         An Option shall be deemed to be exercised when written notice of such exercise has been given to the Company in accordance with the terms of the Option by the person entitled to exercise the Option and full payment for the Shares with respect to which the Option is exercised has been received by the Company. Full payment may, as authorized by the Administrator (and, in the case of an Incentive Stock Option, determined at the time of grant) and permitted by the Option Agreement, consist of any consideration and method of payment allowable under subsection 7(a)(iii) of the Plan. Until the issuance (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the stock certificate evidencing such Shares, no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. No adjustment will be made for a dividend or other similar right for which the record date is after the date when such written notice of exercise is delivered to the Company but prior to the date the stock certificate is issued, except as provided in Section 11 of the Plan.

         Exercise of an Option in any manner shall result in a decrease in the number of Shares which thereafter shall be available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

               (ii)   Rule 16b-3.  Options granted to individuals subject to
                      ----------
Section 16 of the Exchange Act ("Insiders") must comply with the applicable provisions of Rule 16b-3 and shall contain such additional conditions or restrictions as may be required thereunder to qualify for the maximum exemption from Section 16 of the Exchange Act with respect to Plan transactions.

               (iii)  Termination of Employment or Consulting Relationship.
                      ----------------------------------------------------
In the event an Optionee's Continuous Status as an Employee or Consultant terminates (including upon the Optionee's death or Disability), the Optionee may exercise his or her Option, but only within such period of time as is determined by the Administrator at the time of grant, not to exceed the period set forth in the applicable Option Agreement (three (3) months in the case of an Incentive Stock Option) from the date of such termination, and only to the extent that the Optionee was entitled to exercise it at the date of such termination (but in no event later than the expiration of the term of such Option as set forth in the Option Agreement). To the extent that Optionee was not entitled to exercise an Option at the date of such termination, and to the extent that the Optionee does not exercise such Option (to the extent otherwise so entitled) within the time specified herein, the Option shall terminate. Notwithstanding the foregoing, any Incentive Stock Option that is Vested but does not become Exercisable within three (3) months of the termination of Optionee's Continuous Status as an Employee shall become, to the extent otherwise Vested, a Nonstatutory Stock Option.

               (iv)   Disability of Optionee.  In the event an Optionee's
                      ----------------------
Continuous Status as an Employee or Consultant terminates as a result of the Optionee's Disability, the Optionee may exercise his or her Option, but only within twelve (12) months from the date of such termination, and only to the extent that the Optionee was entitled to exercise it at the date Optionee was first deemed disabled (but in no event later than the expiration of the term of such Option as set forth in the Option Agreement). If such disability is not a "disability" as such term is defined in Section 22(e)(3) of the Code, then, in the case of an Incentive Stock Option, such Incentive Stock Option shall automatically cease to be treated as an Incentive Stock Option and shall be treated as a Nonstatutory Stock Option on the day three months and one day following such termination. To the extent that Optionee was not entitled to exercise an Option at the date of such termination, and to the extent that the Optionee does not exercise such Option (to the extent otherwise so entitled) within the time specified herein, the Option shall terminate.

               (v)    Death of Optionee.  In the event of an Optionee's death,
                      -----------------
the Optionee's estate or a person who acquired the right to exercise the deceased Optionee's Option by bequest or inheritance may exercise the Option, but only within twelve (12) months following the date of death, and only to the extent that the Optionee was entitled to exercise it at the date of death (but in no event later than the expiration of the term of such Option as set forth in the Option Agreement). To the extent that Optionee was not entitled to exercise an Option at the date of death, and to the extent that the Optionee's estate or a person who acquired the right to exercise such Option does not exercise such Option (to the extent otherwise so entitled) within the time specified herein, the Option shall terminate.

     8.  Non-Transferability of Options.  Options may not be sold, pledged,
         ------------------------------
assigned, hypothecated, transferred or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Optionee, only by the Optionee.

     9.  Adjustments Upon Changes in Capitalization, Dissolution, Merger, Asset
         ----------------------------------------------------------------------
Sale or Change of Control.
-------------------------

         (a)   Changes in Capitalization.  Subject to any required action by the
               -------------------------
stockholders of the Company, the number of shares of Common Stock covered by each outstanding Option, and the number of shares of Common Stock which have been authorized for issuance under the Plan but as to which no Options have yet been granted or which have been returned to the Plan upon cancellation or expiration of an Option, as well as the price per share of Common Stock covered by each such outstanding Option, shall be proportionately and automatically adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any
                                 --------
convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an Option.

         (b)   Dissolution or Liquidation.  In the event of the proposed
               --------------------------
dissolution or liquidation of the Company, to the extent that an Option has not been previously exercised, it will terminate immediately prior to the consummation of such proposed action. The Board may, in the exercise of its sole discretion in such instances, declare that any Option shall terminate as of a date fixed by the Board and give each Optionee the right to exercise his or her Option as to all or any part of the Optioned Stock, including Shares as to which the Option would not otherwise be Exercisable.

         (c)   Merger or Asset Sale.  Subject to the following sentence, in the
               --------------------
event of a merger of the Company with or into another corporation, the sale of substantially all of the assets of the Company or a Change in Control, each outstanding Option shall be assumed or an equivalent Option substituted by the successor corporation or a Parent or Subsidiary of the successor corporation.
In the event that the successor corporation does not agree to assume the Option or to substitute an equivalent option, then the Option shall be deemed Exercisable to the extent of the greater of (i) 40% of the number of shares
                                 -------
subject to the Option or (ii) the number of shares then Vested immediately prior to the occurrence of the Change of Control pursuant to the provisions of Section 1 of the Option Agreement between the Company and Optionee. Such Options shall terminate to the extent such Options are not Vested and exercised immediately prior to the occurrence of a Change in Control. For the purposes of this paragraph, the Option shall be considered assumed if, immediately following the merger, sale of assets or Change in Control, the Option confers the right to purchase, for each Share of Optioned Stock subject to the Option immediately prior to the merger or sale of assets, the consideration (whether stock, cash, or other securities or property) received in the merger or sale of assets by holders of Common Stock for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received
                         --------
in the merger, sale of assets or Change in Control was not solely common stock of the successor corporation or its Parent, the Administrator may, with the consent of the successor corporation and the Optionee, provide for the consideration to be received upon the exercise of the Option, for each Share of Optioned Stock subject to the Option, to be solely common stock of the successor corporation or its Parent equal in Fair Market Value to the per share consideration received by holders of Common Stock in the merger, sale of assets or Change in Control.

         (d)   Definition of "Change in Control".  For purposes of this Section
               ---------------------------------
9, a "Change in Control" means the happening of any of the following:

               (i) When any "person," as such term is used in Sections 13(d) and 14(d) of the Exchange Act (other than the Company, a Subsidiary or a Company employee benefit plan, including any trustee of such plan acting as trustee) is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange
Act), directly or indirectly, of securities of the Company representing more than fifty percent (50%) of the combined voting power of the Company's then outstanding securities entitled to vote generally in the election of directors; or

               (ii) A merger or consolidation of the Company with any other corporation, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) at least fifty percent (50%) of the total voting power represented by the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation, or the stockholders of the Company approve an agreement for the sale or disposition by the Company of all or substantially all the Company's assets; or

               (iii) A change in the composition of the Board of Directors of the Company occurring within a two-year period without the consent of a majority of the Incumbent Directors, as a result of which fewer than a majority of the directors are Incumbent Directors. "Incumbent Directors" shall mean directors who either (A) are directors of the Company as of the date the Plan is approved by the stockholders, or (B) are elected, or nominated for election, to the Board of Directors of the Company with the affirmative votes of at least a majority of the Incumbent Directors at the time of such election or nomination (but shall not include an individual whose election or nomination is in connection with an actual or threatened proxy contest relating to the election of directors to the Company).

         (e)   Change in Control Price.  For purposes of this Section 9, "Change
               -----------------------
in Control Price" shall be, as determined by the Board, (i) the highest Fair Market Value of a Share within the 60-day period immediately preceding the date of determination of the Change in Control Price by the Board (the "60-Day Period"), or (ii) the highest price paid or offered per Share, as determined by the Board, in any bona fide transaction or bona fide offer related to the Change in Control of the Company, at any time within the 60-Day Period, or (iii) such lower price as the Board, in its discretion, determines to be a reasonable estimate of the fair market value of a Share.

     10.  Date of Grant.  The date of grant of an Option shall be, for all
          -------------
purposes, the date on which the Administrator makes the determination granting such Option, or such other later date as is determined by the Administrator. Notice of the determination shall be provided to each Optionee within a reasonable time after the date of such grant.

     11.  Amendment and Termination of the Plan.
          -------------------------------------

          (a)  Amendment and Termination.  The Board may at any time amend,
               -------------------------
alter, suspend or terminate the Plan.

          (b)  Stockholder Approval.  The Company shall obtain stockholder
               --------------------
approval of any Plan amendment to the extent necessary and desirable to comply with Rule 16b-3 or with Section 422 of the Code (or any successor rule or statute or other applicable law, rule or regulation, including the requirements of any exchange or quotation system on which the Common Stock is listed or quoted). Such stockholder approval, if required, shall be obtained in such a manner and to such a degree as is required by the Applicable Laws, rules or regulations.

          (c)  Effect of Amendment or Termination.  No amendment, alteration,
               ----------------------------------
suspension or termination of the Plan shall impair the rights of any Optionee, unless mutually agreed otherwise between the Optionee and the Administrator, which agreement must be in writing and signed by the Optionee and the Company.

     12.  Conditions Upon Issuance of Shares.
          ----------------------------------

          (a)  Legal Compliance.  Shares shall not be issued pursuant to the
               ----------------
exercise of an Option unless the exercise of such Option and the issuance and delivery of such Shares shall comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933, as amended, the Exchange Act, the rules and regulations promulgated thereunder, Applicable Laws, and the requirements of any stock exchange or quotation system upon which the Shares may then be listed or quoted, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

          (b)  Investment Representations.  As a condition to the exercise of an
               --------------------------
Option, the Company may require the person exercising such Option to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required.

     13.  Liability of Company.
          --------------------

          (a)  Inability to Obtain Authority.  The inability of the Company to
               -----------------------------
obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

          (b)  Grants Exceeding Allotted Shares.  If the Optioned Stock covered
               --------------------------------
by an Option exceeds, as of the date of grant, the number of Shares which may be issued under the Plan without additional stockholder approval, such Option shall be void with respect to such excess Optioned Stock, unless stockholder approval of an amendment sufficiently increasing the number of Shares subject to the Plan is timely obtained in accordance with Section 11(b) of the Plan.

     14.  Reservation of Shares.  The Company, during the term of this Plan,
          ---------------------
will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

     15.  Stockholder Approval.  Continuance of the Plan shall be subject to
          --------------------
approval by the stockholders of the Company within twelve (12) months before or after the date the Plan is adopted. Such stockholder approval shall be obtained in the manner and to the degree required under applicable federal and state law.